EXHIBIT 10.40

AMENDMENT NO. 2 TO LOAN AGREEMENT
THIS AMENDMENT NO. 2 TO LOAN AGREEMENT, dated as of February 26, 2018 (this “Amendment”), is made among Omeros Corporation, a Washington corporation (“Borrower”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, “Administrative Agent”), and the lenders listed on the signature pages hereof (each, a “Lender” and, collectively, the “Lenders”), with respect to the Loan Agreement referred to below.
RECITALS
WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Term Loan Agreement, dated as of October 26, 2016, as partially waived pursuant to the Waiver to Loan Agreement, dated as of May 9, 2017 (the “Waiver”), and as amended by Amendment No. 1 to Loan Agreement, dated as of October 11, 2017 (as so partially waived and amended, the “Loan Agreement”), with the Subsidiary Guarantors from time to time party thereto.
WHEREAS, Borrower has requested that Administrative Agent and the Lenders (which Lenders constitute all of the Lenders party to the Loan Agreement), and Administrative Agent and the Lenders have agreed to, amend the conditions in Sections 6.03(b) and 6.04(b) of the Loan Agreement.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
SECTION 1.Definitions; Interpretation.
(a)    Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
(b)    Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.    Amendments. Subject to Section 3 of this Amendment:
(a)    The defined term “Commitment Period” shall be amended and restated in its entirety as follows:
“Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Sections 6.01 and 6.02 have been satisfied (or waived by the Lenders) and through and including May 20, 2018.
(b)    Section 6.03(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(b)    Borrowing Date.    Such Borrowing shall occur on or prior to May 20, 2018.

(c)    Section 6.04(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(b)    Borrowing Date.    Such Borrowing shall occur on or prior to May 20, 2018.
SECTION 3.    Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the following conditions precedent:
(a)    Borrower, Administrative Agent and all of the Lenders shall have duly executed and delivered this Amendment pursuant to Section 13.04 of the Loan Agreement; provided, however, that this Amendment shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied;
(b)    No Default or Event of Default under the Loan Agreement shall have occurred and be continuing; and
(c)    Borrower shall have paid or reimbursed Administrative Agent and the Lenders for their reasonable and documented out of pocket costs and expenses (including the reasonable and documented fees and expenses of Administrative Agent’s and the Lenders’ legal counsel) incurred in connection with this Amendment pursuant to Section 13.03(a)(i)(z) of the Loan Agreement.
SECTION 4.    Reaffirmation. Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein, including, for the avoidance of doubt, Administrative Agent’s rights pursuant to Sections 8.01, 8.02 and 8.06 of the Loan Agreement. By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment. For the avoidance of doubt, the parties confirm that the waiver of Sections 6.03(d), (e) and (f) in the Waiver continue to apply.
SECTION 5.    Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL.
(a)    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.
(b)    Submission to Jurisdiction. Borrower agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of Administrative Agent and the Lenders only and, as a result, none of Administrative Agent or any Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.
(c)    WAIVER OF JURY TRIAL. BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
SECTION 6.    Miscellaneous.
(a)    No Waiver. Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.
(b)    Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(c)    Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
(d)    Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
(e)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Executed counterparts delivered by facsimile or other electronic transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart.
(f)    Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

(g)    Notices. Administrative Agent and the Lenders hereby notify the Borrower and designate that all notices, requests, instructions, directions and other communications provided for in connection with the Loan Agreement shall be provided in accordance with Section 13.02 of the Loan Agreement to the address specified on the signature pages hereto.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

OMEROS CORPORATION

By: /s/ Gregory A. Demopulos, M.D.
Name: Gregory A. Demopulos, M.D.
Title: Chairman & CEO

[Signature Page to Amendment No. 2]

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By: /s/ Nathan Hukill                ___________________
Name: Nathan Hukill
Title: Authorized Signatory

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

LENDERS:
CRG PARTNERS III L.P.
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner
By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory
Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

[Signature Page to Amendment No. 2]

CRG PARTNERS III – PARALLEL FUND “A” L.P.
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner
By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory
Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

CRG PARTNERS III (CAYMAN) L.P.
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner
By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory
WITNESS: /s/ Nicole Nesson
Name: Nicole Nesson

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

[Signature Page to Amendment No. 2]

CRG PARTNERS III (CAYMAN) UNLEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By /s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

Witness:    /s/ Nicole Nesson

Name:    Nicole Nesson

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

CRG PARTNERS III (CAYMAN) LEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By /s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

Witness:    /s/ Nicole Nesson

Name:    Nicole Nesson

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    Portfolio Reporting
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    notices@crglp.com

[Signature Page to Amendment No. 2]